SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2004

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                             SCHOLASTIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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             DELAWARE               000-19860               13-3385513
   (State or Other Jurisdiction    (Commission            (I.R.S. Employer
         of Incorporation)         File Number)          Identification No.)


        557 BROADWAY, NEW YORK,                                10012
                NEW YORK                                     (Zip Code)
(Address of Principal Executive Offices)

                                 (212) 343-6100
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS
PLANS.

On December 10, 2004, Scholastic Corporation ("Scholastic") sent a notice to its executive officers and directors informing them that a blackout period with respect to the Scholastic Corporation 401(k) Savings and Retirement Plan (the "401(k) Plan") will begin at 3:00 p.m. Eastern time on December 28, 2004 and end during the week of January 9, 2005. A copy of the notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit
99.1 hereto and is incorporated herein by reference. The blackout period is being implemented in connection with the change of the recordkeeper and administrator of the 401(k) Plan.

Security holders or other interested persons may obtain information about the actual beginning and ending dates of the 401(k) Plan blackout period, without charge, by contacting Teresa Connelly, Assistant Secretary, in writing at Scholastic Corporation, 557 Broadway, New York, New York 10012, either during the blackout period or for a period of two years after the ending date of the blackout period.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)    NOT APPLICABLE

(b)    NOT APPLICABLE

(c)    THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

       Notice  pursuant to Regulation  BTR, dated December 10, 2004, is filed as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2004               SCHOLASTIC CORPORATION
                                       (Registrant)

                                       By:    /s/Mary A. Winston
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                                       Name:  Mary A. Winston
                                       Title: Executive Vice President and Chief
                                              Financial Officer

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                 EXHIBIT INDEX

NUMBER           EXHIBIT
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99.1             Notice pursuant to Regulation BTR, dated December 10, 2004.